UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22058
Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Tax-Advantaged Distributions with the Potential for Dividend Growth, Capital Appreciation and Reduced Overall Risk

Annual Report December 31, 2010

Nuveen Tax-Advantaged Dividend Growth Fund JTD

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Distribution and Share Price Information	10

Performance Overview	12

Report of Independent Registered Public Accounting Firm	13

Portfolio of Investments	14

Statement of Assets & Liabilities	19

Statement of Operations	20

Statement of Changes in Net Assets	21

Statement of Cash Flows	22

Financial Highlights	23

Notes to Financial Statements	26

Board Members & Officers	33

Annual Investment Management Agreement Approval Process	39

Board Approval of Sub-Advisory Arrangement with Nuveen Asset Management, LLC	44

Reinvest Automatically Easily and Conveniently	45

Glossary of Terms Used in this Report	47

Other Useful Information	51

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen Investments: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management LLC.

James Boothe, CFA, serves as portfolio manager for the dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002. Rob Guttschow, CFA, and John Gambla, CFA, oversaw the call option strategy. In January 2011, after the close of the reporting period, Keith Hembre, David Friar and James Colon assumed responsibility for the call option strategy.

Here the portfolio managers talk about general economic and market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2010.

What were the general market conditions during the twelve-month reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing

Nuveen Investments	5

market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Overall, the U.S. stock market performed well during the twelve-month period, with the Dow Jones Industrial Average climbing 14%, the S&P 500 Index advancing 15% and the NASDAQ-100 Index gaining 19%. Looking overseas, Europe’s central bankers announced a $1 trillion bailout package to contain the situation with Greece and possibly help Portugal, Spain, Italy and Ireland. Ireland subsequently applied for a bailout to rescue its banking system.

After equity markets emerged from negative year-to-date performance toward the end of the second quarter, they rebounded during the second half of the reporting period due to increased earnings and a better outlook.

The liquidity environment for credit improved as the period progressed despite macro concerns about several European countries. An accommodative central bank policy in the United States and in Europe fostered declining volatility in the equity markets— supportive earnings were a byproduct of adequate fiscal and monetary support. Preferred securities, in particular, did well against a good fundamental backdrop and a lower interest rate trend over the period. Global bank capital improvement was a very strong theme for the improving credit environment of financial institutions. Bank capital reform led the headlines with new rules coming from the Basel Committee on Banking that will seek to forestall future financial shocks and broaden credit support in the industry. As a result, the structure of the preferred market will be changing with newer, more equity-like hybrids (i.e., higher yielding preferred securities) that will replace existing structures as they are retired. Rating agency changes in equity credit analysis have also helped to increase the likelihood of tenders and early retirement of some preferred securities. Consequently, the hybrid preferred securities market experienced a number of tender events from issuers, which have led to better prices and are leading to expectations for a generally lower volatility environment for preferred securities going forward.

What key strategies were used to manage the Fund during this twelve-month period?

Under normal circumstances, the Fund invests primarily in dividend-paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indices. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

Despite considerable market uncertainty during the period, our overall investment strategy did not change. We sought to produce a portfolio that had a greater yield and less price volatility than the S&P 500 Index by focusing on companies that are growing their dividends.

In the fixed-income portion of the Fund’s portfolio, we focused primarily on purchasing tax-advantaged preferred stocks and other fixed-income securities to provide current income and capital appreciation. To meet the Fund’s objectives, we employ a rigorous,

6	Nuveen Investments

“bottom-up,” research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics using both fundamental valuation and qualitative measures. In particular, we look for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, might lead to better value recognition or improved profitability. Our investment process focuses on both equity and fixed-income characteristics of a security, while considering the relative attractiveness of a particular security within a company’s capital structure. We may choose to sell securities or reduce positions if we feel that a company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts, if we identify better alternatives within a company’s capital structure, or if a company suspends or is projected to suspend its dividend or interest payments.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.
*	JTD’s inception date is 6/26/07.

1	Comparative Benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, an unmanaged index generally considered representative of the U.S. Stock Market, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM) which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

From time to time over the year, the Fund also wrote (sold) S&P 500 Index call options with average expirations between 30 and 90 days. Writing call options on a broad equity index, while investing in a portfolio of equities, enhances returns while foregoing some upside potential.

How did the Fund perform over this period?

The performance of JTD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 12/31/10

	1-Year	Since Inception*
JTD	17.94%	0.25%
Comparative Benchmark[1]	12.07%	–5.04%
S&P 500 Index[2]	15.06%	–2.62%

For the twelve-month period through December 31, 2010, the Fund outperformed its comparative benchmark and the general market index.

In the equity portion of the Fund for the first part of the reporting period, the Fund lagged the benchmark, but came on strong following the April-May market correction. Dividend stocks have trailed the market averages since the market bottom in March 2009; however, we saw a turning point for these stocks in the first quarter of 2010. The strategy started to outperform due to some new buys in healthcare holding Novo-Nordisk and energy holding Seadrill. We also saw a rebound in copper prices that helped one of our existing holdings, Southern Copper.

During the first quarter of 2010, the Fund underperformed due to stock selection. One of our holdings was a telecommunications company, Telefonica, which was domiciled in Spain. The company was affected negatively from the European sovereign debt crisis. Also during the reporting period, the Fund’s investment in a defense company Raytheon underperformed based on the anticipation of a reduction of the defense budget by the U.S. government. For the twelve-month reporting period, the Fund’s holdings in the consumer discretionary sector were disappointing, mostly due to a negative return for Leggett and Platt, a mattress and furniture manufacturer facing decreased demand and consequentially is not operating at full capacity.

Nuveen Investments	7

In the income-oriented portion of the Fund’s portfolio, we increased our weighting in the Real Estate Investment Trust (REIT) sector due to its attractive valuation and positive fundamental outlook. Additionally, we reduced our European holdings, such as Barclays and Santander, as their valuations appeared to have recovered from the European sovereign debt scare.

Strong performers included Citigroup and General Motors (GM) convertible preferred securities, as these issues benefited significantly from higher equity prices. Although earnings will likely be pressured by still relatively high credit costs and low interest rates, we believe Citigroup remains an attractive investment opportunity given its strong capital levels, excess loan loss reserves, growth potential from emerging markets, and compelling valuation. GM enjoyed higher equity prices after the U.S. government sold 478 million shares to the public, reducing its ownership stake from 61% to 29%. GM has been transformed from a high cost, non-competitive auto company that was burdened with a weak balance sheet and pension/healthcare costs that ultimately bankrupted the company. Today, GM’s cash balance substantially exceeds its debt, and future pension/healthcare benefits have been significantly reduced.

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative indexes was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. The Fund redeemed its ARPS at par in 2008 and since then has relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive

8	Nuveen Investments

investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

Nuveen Investments	9

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund did not make any changes to its quarterly distributions to shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

10	Nuveen Investments

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/10 (Common Shares)	JTD
Inception date	6/26/07
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.69
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.35

Total per share distribution	$1.04

Distribution rate on NAV	7.34%

Average annual total returns:
1-Year on NAV	17.94%
Since inception on NAV	0.25%

The qualified dividend income provisions of the federal tax code originally scheduled to expire on December 31, 2010, were extended through December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Common Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired 351,000 common shares, representing approximately 2.4% of the Fund’s total common shares outstanding.

During the twelve-month reporting period, the Fund repurchased and retired 50,200 common shares at a weighted average price and weighted average discount per common share of $11.12 and 14.16%, respectively.

At December 31, 2010, the Fund was trading at a -8.12% discount to its common share NAV, compared with an average -8.73% discount for the entire twelve-month period.

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JTD Performance OVERVIEW	Nuveen Tax-Advantaged Dividend Growth Fund
as of December 31, 2010

Fund Snapshot
Common Share Price	$13.01

Common Share Net Asset Value (NAV)	$14.16

Premium/(Discount) to NAV	-8.12%

Current Distribution Rate[1]	7.99%

Net Assets Applicable to Common Shares ($000)	$205,440

Average Annual Total Return
(Inception 6/26/07)
	On Share Price	On NAV
1-Year	22.50%	17.94%

Since Inception	-2.08%	0.25%

Portfolio Composition
(as a % of total investments)[2,3]
Commercial Banks	8.2%

Oil, Gas & Consumable Fuels	8.0%

Insurance	6.8%

IT Services	5.4%

Pharmaceuticals	5.2%

Diversified Financial Services	4.3%

Machinery	3.7%

Electrical Equipment	3.6%

Real Estate Investment Trust	3.6%

Tobacco	3.5%

Media	3.4%

Communications Equipment	2.8%

Commercial Services & Supplies	2.7%

Semiconductors & Equipment	2.5%

Metals & Mining	2.5%

Thrifts & Mortgage Finance	2.4%

Food Products	2.4%

Software	2.2%

Beverages	2.1%

Diversified Telecommunication Services	2.1%

Energy Equipment & Services	2.1%

Consumer Finance	2.0%

Aerospace & Defense	2.0%

Hotels, Restaurants & Leisure	1.9%

Investment Companies	0.7%

Short-Term Investments	0.6%

Other	13.3%

Portfolio Allocation (as a % of total investments)2,3

2009-2010 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview Page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.
3	Holdings subject to change.

12	Nuveen Investments

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Dividend Growth Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

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JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of Investments
December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 91.1% (74.7% of Total Investments)

	Aerospace & Defense – 2.4%

108,438	Raytheon Company	$5,025,017

	Beverages – 2.6%

80,945	Coca-Cola Company	5,323,753

	Capital Markets – 1.7%

19,730	BlackRock Inc.	3,760,143

	Commercial Banks – 4.2%

77,353	Cullen/Frost Bankers, Inc.	4,727,815
147,800	U.S. Bancorp, (2)	3,986,166

	Total Commercial Banks	8,713,981

	Commercial Services & Supplies – 2.6%

147,505	Waste Management, Inc.	5,438,509

	Communications Equipment – 2.8%

114,765	QUALCOMM, Inc.	5,679,720

	Diversified Financial Services – 2.2%

108,920	JP Morgan Chase & Co	4,620,386

	Diversified Telecommunication Services – 2.6%

180,403	AT&T Inc.	5,300,240

	Electric Utilities – 2.1%

82,239	NextEra Energy Inc.	4,275,606

	Electrical Equipment – 2.0%

71,161	Emerson Electric Company	4,068,274

	Energy Equipment & Services – 2.5%

152,200	Seadrill Limited	5,162,624

	Food & Staples Retailing – 2.1%

78,200	Wal-Mart Stores, Inc., (2)	4,217,326

	Food Products – 1.8%

81,500	McCormick & Company, Incorporated	3,792,195

	Gas Utilities – 2.0%

73,100	ONEOK, Inc.	4,054,857

	Hotels, Restaurants & Leisure – 2.3%

94,584	YUM! Brands, Inc.	4,639,345

	Household Durables – 1.9%

169,100	Leggett and Platt Inc.	3,848,716

	Household Products – 2.1%

67,265	Procter & Gamble Company	4,327,157

	Insurance – 2.5%

89,825	AFLAC Incorporated, (2)	5,068,825

	IT Services – 6.6%

86,000	Accenture Limited	4,170,140
33,710	International Business Machines Corporation (IBM)	4,947,280
144,848	Paychex, Inc.	4,477,252

	Total IT Services	13,594,672

	Machinery – 4.5%

49,000	Caterpillar Inc., (2)	4,589,340
80,213	PACCAR Inc.	4,605,830

	Total Machinery	9,195,170

14	Nuveen Investments

Shares	Description (1)			Value
	Media – 3.6%

178,300	Shaw Communication Inc.			$3,812,054
97,910	Thomson Corporation			3,649,106

	Total Media			7,461,160

	Metals & Mining – 3.0%

127,050	Southern Copper Corporation, (2)			6,192,417

	Oil, Gas & Consumable Fuels – 9.8%

63,850	Chevron Corporation, (2)			5,826,313
147,155	EnCana Corporation			4,285,154
106,392	EQT Corporation			4,770,617
77,193	Royal Dutch Shell PLC, Class A, ADR			5,154,949

	Total Oil, Gas & Consumable Fuels			20,037,033

	Pharmaceuticals – 6.4%

95,280	Abbott Laboratories			4,564,865
38,700	Novo-Nordisk A/S			4,356,459
239,400	Pfizer Inc.			4,191,894

	Total Pharmaceuticals			13,113,218

	Semiconductors & Equipment – 3.1%

184,154	Microchip Technology Incorporated			6,299,909

	Software – 2.7%

200,950	Microsoft Corporation			5,610,524

	Textiles, Apparel & Luxury Goods – 1.7%

43,005	VF Corporation			3,706,171

	Thrifts & Mortgage Finance – 3.0%

321,748	New York Community Bancorp Inc.			6,064,950

	Tobacco – 4.3%

50,469	Lorillard Inc.			4,141,486
78,789	Philip Morris International			4,611,520

	Total Tobacco			8,753,006

	Total Common Stocks (cost $164,832,722)			187,344,904

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 20.8% (17.0% of Total Investments)

	Capital Markets – 0.3%

20,000	Credit Suisse	7.900%	A3	$535,600

	Commercial Banks – 3.8%

25,000	Barclays Bank PLC	8.125%	A	642,500
75,000	BB&T Capital Trust VI	9.600%	A–	2,167,500
15,000	BB&T Capital Trust VII	8.100%	A–	412,350
25,000	HSBC Holdings PLC	8.000%	A+	666,250
16,200	HSBC Holdings PLC	6.200%	A+	370,980
19,810	National City Capital Trust IV	8.000%	A–	515,456
16,307	PNC Capital Trust	7.750%	A–	428,548
48,000	Zions Bancorporation	11.000%	BB	1,310,400
50,000	Zions Bancorporation	9.500%	BB	1,280,000

	Total Commercial Banks			7,793,984

	Communications Equipment – 0.6%

50,000	Motorola Incorporated (CORTS)	8.375%	Baa3	1,269,500

	Consumer Finance – 1.7%

28,000	Heller Financial Inc.	6.687%	A+	2,659,126
36,300	HSBC Finance Corporation	6.360%	A	829,092

	Total Consumer Finance			3,488,218

Nuveen Investments	15

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Coupon	Ratings (3)	Value
	Diversified Financial Services – 0.6%

25,000	Bank of America Corporation	8.200%	BB+	$637,500
28,000	Citigroup Capital Trust VIII	6.950%	BB+	677,600

	Total Diversified Financial Services			1,315,100

	Electric Utilities – 2.5%

24,150	American Electric Power	8.750%	Baa3	672,336
11,700	BGE Capital Trust II	6.200%	BBB–	292,968
75,000	Entergy Arkansas Inc.	6.450%	BB+	1,842,188
25,000	Entergy Texas Inc.	7.875%	BBB+	689,250
25,000	PPL Electric Utilities Corporation	6.250%	BBB	612,500
10,000	Southern California Edison Company, Series C	6.000%	BBB+	952,188

	Total Electric Utilities			5,061,430

	Food Products – 1.1%

20	HJ Heinz Finance Company , 144A	8.000%	BB+	2,156,875

	Insurance – 4.3%

82,861	American Financial Group	7.000%	BBB+	2,050,810
64,700	Arch Capital Group Limited, Series B	7.875%	BBB	1,654,379
50,000	Aspen Insurance Holdings Limited	7.401%	BBB–	1,210,000
35,844	Endurance Specialty Holdings Limited	7.750%	BBB–	923,700
9,600	Principal Financial Group	5.563%	BBB	857,100
75,000	Prudential Financial Inc.	9.000%	BBB+	2,061,750

	Total Insurance			8,757,739

	Media – 0.5%

40,800	Viacom Inc.	6.850%	BBB+	1,035,504

	Multi-Utilities – 0.9%

25,000	Dominion Resources Inc.	8.375%	BBB	708,500
32,500	Scana Corporation	7.700%	BBB–	902,200
9,029	Xcel Energy Inc.	7.600%	BBB	247,665

	Total Multi-Utilities			1,858,365

	Real Estate Investment Trust – 4.3%

48,000	Apartment Investment & Management Company, Series U	7.750%	Ba3	1,204,800
56,100	Ashford Hospitality Trust, Inc., Series D	8.450%	N/A	1,329,570
72,500	Dupont Fabros Technology	7.875%	Ba3	1,809,600
25,000	Equity Residential Properties Trust	8.290%	Baa2	1,331,250
50,000	Kimco Realty Corporation, Series G	7.750%	Baa2	1,320,000
72,500	Vornado Realty LP	7.875%	BBB	1,933,575

	Total Real Estate Investment Trust			8,928,795

	Wireless Telecommunication Services – 0.2%

18,419	Telephone and Data Systems Inc.	7.600%	Baa2	464,343

	Total $25 Par (or similar) Preferred Securities (cost $39,807,890)			42,665,453

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 3.5% (2.9% of Total Investments)

	Automobiles – 1.3%

48,200	General Motors Corporation	4.750%	B–	$2,606,897

	Commercial Banks – 0.9%

1,904	Wells Fargo & Company, Convertible Bond	7.500%	A	1,905,047

	Diversified Financial Services – 1.3%

19,400	CitiGroup Inc., Convertible	7.500%	N/A	2,651,786

	Total Convertible Preferred Securities (cost $5,971,939)			7,163,730

16	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.5% (0.4% of Total Investments)

	Commercial Banks – 0.5%

$1,000	Western Alliance Bancorporation	10.000%	9/01/15	Ba3	$1,055,000

$1,000	Total Corporate Bonds (cost $985,839)				1,055,000

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 4.6% (3.7% of Total Investments)

	Commercial Banks – 0.5%

1,000	Wells Fargo & Company, Series K	7.980%	N/A (5)	A	$1,060,000

	Commercial Services & Supplies – 0.7%

1,500	Pitney Bowes International Holdings. , 144A	6.125%	4/15/50	Baa1	1,426,031

	Consumer Finance – 0.8%

1,000	Capital One Capital V, Cumulative Trust Preferred Securities	10.250%	8/15/39	Baa3	1,076,250
500	Capital One Capital VI	8.875%	5/15/40	Baa3	524,375

	Total Consumer Finance				1,600,625

	Diversified Financial Services – 1.1%

1,000	JP Morgan Chase & Company	7.900%	4/30/18	BBB+	1,066,571
1,000	MBNA Corporation, Capital Trust A	8.278%	12/01/26	A	1,020,000

	Total Diversified Financial Services				2,086,571

	Insurance – 1.5%

20	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	1,838,126
1,000	MetLife Inc.	10.750%	8/01/39	BBB	1,343,442

	Total Insurance				3,181,568

	Total Capital Preferred Securities (cost $8,403,358)				9,354,795

Shares	Description (1)				Value
	Investment Companies – 0.8% (0.7% of Total Investments)

102,900	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$1,668,009

	Total Investment Companies (cost $1,031,791)				1,668,009

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.7% (0.6% of Total Investments)

$1,452	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $1,452,390, collateralized by $1,470,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $1,483,524	0.040%	1/03/11		$1,452,385

	Total Short-Term Investments (cost $1,452,385)				1,452,385

	Total Investments (cost $222,485,924) – 122.0%				250,704,276

	Borrowings – (21.2)% (6), (7)				(43,500,000)

	Other Assets Less Liabilities – (0.8)% (8)				(1,764,507)

	Net Assets Applicable to Common Shares – 100%				$205,439,769

Nuveen Investments	17

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued) Portfolio of Investments December 31, 2010

Investments in Derivatives

Call Options Written at December 31, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (9)	Date	Price	Value
	Call Options Written

(200)	S&P 500 INDEX	$(24,000,000)	1/22/11	$1,200	$(1,229,000)
(100)	S&P 500 INDEX	(12,250,000)	1/22/11	1,225	(400,500)
(100)	S&P 500 INDEX	(12,750,000)	2/19/11	1,275	(200,000)
(100)	S&P 500 INDEX	(13,000,000)	2/19/11	1,300	(106,000)

(500)	Total Call Options Written (premiums received $958,993)	$(62,000,000)			$(1,935,500)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(5)	Perpetual security. Maturity date is not applicable.
(6)	Borrowings Payable as a percentage of total investments is 17.4%.
(7)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $92,436,634 have been pledged as collateral for Borrowings.
(8)	Other Assets Less Liabilities includes Value of derivative instruments as noted in Investments in Derivatives.
(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
N/R	Not rated.
N/A	Not applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
CORTS	Corporate Backed Trust Securities.
See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets & Liabilities
December 31, 2010

Assets
Investments, at value (cost $222,485,924)	$250,704,276
Cash	30,024
Receivables:
Dividends	367,540
Interest	167,967
Reclaims	15,500
Other assets	22,361

Total assets	251,307,668

Liabilities
Borrowings	43,500,000
Call options written, at value (premiums received $958,993)	1,935,500
Payable for investments purchased	130,103
Accrued expenses:
Interest on borrowings	3,569
Management fees	205,875
Other	92,852

Total liabilities	45,867,899

Net assets applicable to Common shares	$205,439,769

Common shares outstanding	14,504,240

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.16

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$145,042
Paid-in surplus	240,250,259
Undistributed (Over-distribution of) net investment income	(129,270)
Accumulated net realized gain (loss)	(62,068,107)
Net unrealized appreciation (depreciation)	27,241,845

Net assets applicable to Common shares	$205,439,769

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations
Year Ended December 31, 2010

Investment Income
Dividends (net of foreign tax withheld of $109,649)	$9,650,932
Interest	813,775

Total investment income	10,464,707

Expenses
Management fees	2,296,157
Interest expense on borrowings	667,472
Shareholders’ servicing agent fees and expenses	575
Custodian’s fees and expenses	59,695
Trustees’ fees and expenses	7,347
Professional fees	91,105
Shareholders’ reports – printing and mailing expenses	56,852
Stock exchange listing fees	9,089
Investor relations expense	43,295
Other expenses	10,214

Total expenses before custodian fee credit	3,241,801
Custodian fee credit	(26)

Net expenses	3,241,775

Net investment income	7,222,932

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,713,671
Call options written	(183,926)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,616,568
Call options written	(1,297,257)

Net realized and unrealized gain (loss)	24,849,056

Net increase (decrease) in net assets applicable to Common shares from operations	$32,071,988

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Operations
Net investment income	$7,222,932	$7,122,408
Net realized gain (loss) from:
Investments and foreign currency	4,713,671	(33,760,509)
Call options written	(183,926)	(3,235,051)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,616,568	68,562,521
Call options written	(1,297,257)	1,822,100

Net increase (decrease) in net assets applicable to Common shares from operations	32,071,988	40,511,469

Distributions to Common Shareholders
From net investment income	(9,957,582)	(7,207,326)
Return of capital	(5,127,608)	(7,635,669)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(15,085,190)	(14,842,995)

Capital Share Transactions
Common shares repurchased and retired	(559,095)	(2,127,807)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(559,095)	(2,127,807)

Net increase (decrease) in net assets applicable to Common shares	16,427,703	23,540,667
Net assets applicable to Common shares at the beginning of year	189,012,066	165,471,399

Net assets applicable to Common shares at the end of year	$205,439,769	$189,012,066

Undistributed (Over-distribution of) net investment income at the end of year	$(129,270)	$(174,457)

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Cash Flows
Year Ended December 31, 2010

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$32,071,988
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(83,352,973)
Proceeds from sales and maturities of investments	89,530,689
Proceeds from (Purchases of) short-term investments, net	2,710,388
Proceeds from closed foreign currency spot contracts	(1,167)
Cash paid for terminated and expired call options written	(5,527,718)
Premiums received on call options written	5,719,785
Amortization (Accretion) of premiums and discounts, net	(10,392)
(Increase) Decrease in receivable for dividends	(82,623)
(Increase) Decrease in receivable for interest	94,166
(Increase) Decrease in receivable for reclaims	30,629
(Increase) Decrease in other assets	(5,033)
Increase (Decrease) in payable for investments purchased	130,103
Increase (Decrease) in accrued interest on borrowings	(1,596)
Increase (Decrease) in accrued management fees	11,099
Increase (Decrease) in accrued other liabilities	(3,824)
Net realized (gain) loss from investments and foreign currency	(4,713,671)
Net realized (gain) loss from call options written	183,926
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(21,616,568)
Change in net unrealized (appreciation) depreciation of call options written	1,297,257
Proceeds from litigation settlement	23,386

Net cash provided by (used in) operating activities	16,487,851

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(813,542)
Cost of Common shares repurchased and retired	(559,095)
Cash distributions paid to Common shareholders	(15,085,190)

Net cash provided by (used in) financing activities	(16,457,827)

Net Increase (Decrease) in Cash	30,024
Cash at the beginning of year	–

Cash at the End of Year	$30,024

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the fiscal year ended December 31, 2010, was $669,068.

See accompanying notes to financial statements.

22	Nuveen Investments

Financial Highlights

Nuveen Investments	23

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Discount		Offering
				from Net	Distributions		Net				from		Costs
	Beginning			Investment	from Capital		Investment	Capital	Return of		Common		and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		Shares		FundPreferred	Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Repurchased		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		and		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders(b)	holders(b)	Total	holders	holders	holders	Total	Retired		Discounts	Value	Value
Year Ended 12/31:
2010	$12.99	$.50	$1.71	$–	$–	$2.21	$(.69)	$–	$(.35)	$(1.04)	$–	*	$–	$14.16	$13.01
2009	11.21	.48	2.29	–	–	2.77	(.49)	–	(.52)	(1.01)	.02		–	12.99	11.56
2008	18.17	.49	(5.97)	(.03)	–	(5.51)	(.47)	–	(.97)	(1.44)	–		(.01)	11.21	8.68
2007(d)	19.10	.31	(.30)	(.04)	–	(.03)	(.28)	–	(.54)	(.82)	–	*	(.08)	18.17	16.33

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010	$–	$–	$–	$43,500	$5,723
2009	–	–	–	43,500	5,345
2008	–	–	–	58,000	3,853
2007(d)	36,000	25,000	211,243	–	–

24	Nuveen Investments

Total Returns
	Based on	Ratios/Supplemental Data
	Common	Ending	Ratios to Average Net Assets
	Share	Net Assets	Applicable to Common Shares(e)
Based on	Net	Applicable to			Net		Portfolio
Market	Asset	Common			Investment		Turnover
Value(c)	Value(c)	Shares (000)	Expenses		Income		Rate

22.50%	17.94%	$205,440	1.71%		3.81%		36%
47.97	26.65	189,012	1.94		4.32		52
(40.24)	(31.99)	165,471	2.31		3.16		52
(14.37)	(.70)	268,190	1.19	**	3.21	**	58

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)	For the period June 26, 2007 (commencement of operations) through December 31, 2007.
(e)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average
Net Assets Applicable to Common Shares(f)
Year Ended 12/31:
2010	.35%
2009	.52
2008	.93
2007(d)	–

(f)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.
*	Round to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information
Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities, and to a limited extent, write (sell) call options on various equity market indices. The qualified dividend income provisions of the tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Effective January 1, 2011, Nuveen Asset Management, the Fund’s Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser for the Fund’s call option strategy. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC (as the Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future. This restructuring did not result in any change to Santa Barbara Asset Management, LLC (“Santa Barbara”) or NWQ Investment Management Company, LLC’s (“NWQ”) Sub-Advisory Agreements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Significant Accounting Policies
Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Investments in open-and funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

26	Nuveen Investments

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal Income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset

Nuveen Investments	27

Notes to Financial Statements (continued)

value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

FundPreferred Shares
The Fund is authorized to issue auction rate preferred (“FundPreferred”) shares. During the fiscal year ended December 31, 2008, the Fund redeemed all $36,000,000 of its outstanding FundPreferred shares.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund’s Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund’s FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, together with current and former officers and interested director/trustees of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, futures, swaps (“swaptions”) on currencies in an attempt to manage this and other possible risks. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended December 31, 2010, the Fund wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential.

The average notional amount of call options written during the fiscal year ended December 31, 2010, was $(58,675,000). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could

28	Nuveen Investments

exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Funds to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$187,344,904	$–	$–	$187,344,904
$25 Par (or similar) Preferred Securities	32,254,226	10,411,227	–	42,665,453
Convertible Preferred Securities	4,556,833	2,606,897	–	7,163,730
Corporate Bonds	–	1,055,000	–	1,055,000
Capital Preferred Securities	–	9,354,795	–	9,354,795
Investment Companies	1,668,009	–	–	1,668,009
Short-Term Investments	–	1,452,385	–	1,452,385
Derivatives:
Call Options Written	(1,935,500)	–	–	(1,935,500)

Total	$223,888,472	$24,880,304	$–	$248,768,776

During the fiscal year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

Nuveen Investments	29

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$1,935,500

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(183,926)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(1,297,257)

4. Fund Shares
Common shares
Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Common shares repurchased and retired	(50,200)	(203,900)

Weighted average:
Price per Common share repurchased and retired	$11.12	$10.58
Discount per Common share repurchased and retired	14.16%	13.89%

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, aggregated $83,352,973 and $89,530,689, respectively.

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	500	$583,000
Options written	3,100	5,719,785
Options terminated in closing purchase transactions	(3,050)	(5,298,892)
Options expired	(50)	(44,900)

Outstanding, end of year	500	$958,993

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

30	Nuveen Investments

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$223,759,724

Gross unrealized:
Appreciation	$33,953,382
Depreciation	(7,008,830)

Net unrealized appreciation (depreciation) of investments	$26,944,552

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclasses, return of capital distributions, adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Fund’s components of common share net assets at December 31, 2010, the Fund’s tax year-end, as follows:

Paid-in surplus	$(7,888,287)
Undistributed (Over-distribution) of net investment income	7,907,445
Accumulated net realized gain (loss)	(19,158)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$–
Undistributed net long-term capital gains	–

The tax character of distributions paid during the Fund’s tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010

Distributions from net ordinary income *	$9,957,582
Distributions from long-term capital gains	–
Return of capital	5,127,608

2009

Distributions from net ordinary income *	$7,207,326
Distributions from long-term capital gains	–
Return of capital	7,635,669

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$19,584,314
December 31, 2017	42,037,884

Total	$61,622,198

During the tax year ended December 31, 2010, the Fund utilized $2,816,713 of its capital loss carryforwards.

The Fund elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

Post-October capital losses	$158,206
Post-October currency losses	193

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	31

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara, NWQ, and Nuveen Asset Management, LLC, each a subsidiary of Nuveen. Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. Nuveen Asset Management, LLC is responsible for the writing of index call options on various equity market indices, if any. Santa Barbara, NWQ, and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. Borrowing Arrangements
The Fund has entered into a $63 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of financial leverage. As of December 31, 2010, the outstanding balance these borrowings was $43.5 million. During the fiscal year ended December 31, 2010, the average daily balance outstanding and average annual interest rate on these borrowings were $43.5 million and 1.29%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balances is recognized as “Interest expense on borrowings” on the Statement of Operations.

On January 19, 2011, the Fund amended its prime brokerage facility with BNP. The Fund’s maximum commitment amount increased to $68 million. The Fund also incurred a one-time .25% amendment fee on the increased amount. All other terms remain unchanged.

32	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments	33

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments	35

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments	37

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

38	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Santa Barbara Asset Management (“Santa Barbara” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund, resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisers in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter and one-year periods ending December 31, 2009 and for the

40	Nuveen Investments

same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Board, however, noted that the Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
    1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net advisory fee above the peer average, but a net expense ratio below the peer average (although as noted above, the Board recognized the limits on the Fund’s peer comparisons).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

    2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

    3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets

42	Nuveen Investments

increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that each Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

Nuveen Investments	43

Board Approval of Sub-Advisory Arrangement with Nuveen Asset Management, LLC (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Fund would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Fund (the “NAM LLC Sub-Advisory Agreement”). Under the NAM LLC Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to it by NFA. The Restructuring will not result in any change to the NWQ Sub-Advisory Agreement or the SBAM Sub-Advisory Agreement. In addition, there will be no change in the advisory fees paid by the Fund. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the NAM LLC Sub-Advisory Agreement on behalf of the Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Fund were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the NAM LLC Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

44	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	45

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JTD	60.00%	72.00%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
JTD	50,200

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-J-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$22,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$22,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$0	$0	$0	$0
December 31, 2009	$0	$0	$0	$0
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As if January 1, 2011 members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser, Nuveen Fund Advisors, Inc., has engaged NWQ Investment Management Company, LLC (“NWQ”), Santa Barbara Asset Management, LLC (“SBAM”) and Nuveen Asset Management, LLC (“NAM”) (NWQ, SBAM and NAM are collectively referred to herein as “Sub-Advisers”) to provide discretionary investment advisory services to the Fund. As part of these services, the Adviser has also delegated to NWQ and SBAM the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of Institutional Shareholder Services Inc. (“ISS”) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, NWQ’s Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ’s Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination. NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ’s judgment.
With respect to Santa Barbara, a senior member of Santa Barbara is responsible for oversight of the proxy voting process. Santa Barbara also uses the services of ISS. Santa Barbara reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Santa Barbara may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Santa Barbara manages the assets of a company or its pension plan and any of Santa Barbara’s clients hold any securities of that company, Santa Barbara will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Santa Barbara to follow specific voting guidelines or additional guidelines, Santa Barbara will review the request and inform the client only if Santa Barbara is not able to follow the client’s request. Santa Barbara has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Santa Barbara’s general voting policies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
ITEM 8
Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (NAM, LLC) and Santa Barbara Asset Management (“Santa Barbara”) as Sub-Advisers to provide discretionary investment advisory services; (NWQ, NAM, LLC and Santa Barbara are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:
NAM, LLC
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Messrs. Keith B. Hembre, CFA, David A. Friar and James Colon, CFA are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by NAM, LLC.
Mr. Hembre, Managing Director of Nuveen HydePark Group, LLC (HydePark) and Nuveen Asset Management, LLC, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist & Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.
Mr. Friar, a Portfolio Manager of HydePark and Nuveen Asset Management, LLC since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.
Mr. Colon is a portfolio manager and senior quantitative analyst for HydePark and Nuveen Asset Management, LLC. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to HydePark, he was a Vice President and Portfolio Manager at HydePark affiliate Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. He is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

							(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed						Assets for Which Advisory Fee is
	and Assets by Account Type						Performance-Based
	Other						Other
(i) Name of	Registered		Other Pooled				Registered	Other Pooled
Portfolio	Investment		Investment		Other		Investment	Investment	Other
Manager	Companies		Vehicles		Accounts		Companies	Vehicles	Accounts
Keith Hembre	8	2,762,570,577	1	1,801,530	16	504,392,704	NA	NA	NA
David Friar	13	970,670,577	34	$1,166,912,000	2	$150,000	NA	NA	NA
James Colon	8	881,459,377	1	1,801,530	16	504,392,704	NA	NA	NA
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.
NAM, LLC has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8(a)(3). FUND MANAGER COMPENSATION
Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.
Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position. Portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF FEBRUARY 28, 2011

Name of Portfolio		$1	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Keith Hembre	X
David Friar	X
James Colon	X
NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Michael Carne, CFA, Managing Director and Fixed Income Portfolio Manager
Prior to joining NWQ in 2002, Mr. Carne managed institutional, private client fixed income and balanced portfolios for over ten years. During this time, he held assignments as Director of Global Fixed Income at ING Aeltus, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Carne, O’Brient, Ferry & Roth, LLC. Mr. Carne graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University. He earned the designation of Chartered Financial Analyst in 1989.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to managing the Income Oriented Strategy, Mr. Carne is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2010 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	2	$90,847,743
Other Pooled Investment	0	$0
Other Accounts	6,803	$1,305,806,327

*	None of the assets in these accounts are subject to an advisory fee based on performance.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios
•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Michael Carne	X
Santa Barbara
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
Mr. James Boothe, CFA, joined Santa Barbara in 2002 with over 20 years of investment management experience. He was a portfolio manager with USAA Investment Management. Prior to that Mr. Boothe was a portfolio manager / analyst at San Juan Asset Management. He has a BBA from Kent State University and a MBA in finance from Loyola Marymount University. Mr. Boothe has earned the CFA Institute’s Chartered Financial Analyst designation.
Item 8(a)(2). OTHER ACCOUNTS MANAGED
In addition to managing the Dividend Growth Equity Strategy, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2010 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	2	$197,782,779.45
Other Pooled Investment		$0
Other Accounts	959	$238,457,878.04

*	None of the assets in these accounts are subject to an advisory fee based on performance.
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Santa Barbara seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Santa Barbara has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Santa Barbara determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Santa Barbara may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Santa Barbara has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
In addition, Merrill Lynch & Co., Inc. (“Merrill Lynch”), which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of SBAM for purposes of the Investment Company Act of 1940, SBAM may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Santa Barbara has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
Salary and Cash Bonus. With respect to Santa Barbara, Mr. Boothe participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Santa Barbara’s executive committee. The total compensation consists of both a base salary and any annual bonus that can be a multiple of the base salary. Mr. Boothe’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Santa Barbara’s overall annual profitability and Mr. Boothe’s contribution as measured by the overall investment performance of client portfolios in the strategies he manages relative the strategy’s general benchmark for one-, three- and five-year periods as well as an objective review of stock recommendations and the quality of primary research and subjective review of Mr. Boothe’s contributions to portfolio strategy, team work, collaboration and work ethic.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
James Boothe	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2010	35,900	11.34	35,900	1,271,000
February 1-28, 2010	11,300	10.59	11,300	1,259,700
March 1-31, 2010	0		0	1,259,700
April 1-30, 2010	0		0	1,259,700
May 1-31, 2010	3,000	10.42	3,000	1,256,700
June 1-30, 2010	0		0	1,256,700
July 1-31, 2010	0		0	1,256,700
August 1-31, 2010	0		0	1,256,700
September 1-30, 2010	0		0	1,256,700
October 1-31, 2010	0		0	1,256,700
November 1-30, 2010	0		0	1,450,000
December 1-31, 2010	0		0	1,450,000
TOTAL	50,200

*	The registrant’s repurchase program, which authorized the repurchase of 1,470,000 shares, was announced October 3, 2009. The program was reauthorized for a maximum repurchase amount of 1,450,000 shares on November 16, 2010. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011